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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MARCH 9, 2004


                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                    000-19580               76-0697390
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
         INCORPORATION)                                     IDENTIFICATION NO.)


                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 8, 2004, T-3 Energy Services, Inc. (the "Company) issued a press release announcing that the Company's Board of Directors has unanimously elected Gus D. Halas, T-3 Energy Services' President and Chief Executive Officer, as it next Chairman. The move will become effective immediately. Mark
E. Baldwin, currently non-executive Chairman of the Board, will remain as a member of the Board of Directors. The press release is attached as Exhibit 99.1 hereto.

Mr. Halas joined T-3 in May 2003. Prior to joining T-3, he was President and CEO of Clore Automotive, a Lenexa, Kansas-based manufacturer and distributor of after-market auto parts and supplies. Preceding that, he worked with Marley Cooling Industries as President and COO and was a Division President within Ingersoll-Dresser Pump Company.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

              (c)   Exhibits

                    The following Exhibits are filed herewith:

                    99.1   Press Release


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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                             T-3 ENERGY SERVICES, INC.

Date:    March  9, 2004                      By:  /s/  Steven J. Brading
                                                  -----------------------------
                                                  Steven J. Brading
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

    99.1      Press Release


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